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                                                                   EXHIBIT 10.2

                            SUBORDINATION AGREEMENT

         THIS SUBORDINATION AGREEMENT (herein so called) is executed as of June 30, 1999, by WELLS FARGO BANK (TEXAS), N.A., a national banking association (collectively, "WELLS FARGO"), and EXCO RESOURCES, INC., a Texas corporation ("EXCO").

                                R E C I T A L S:

         A. Wells Fargo and Venus Exploration, Inc., a Delaware corporation, formerly known as XPLOR Corporation, a Delaware corporation ("BORROWER") have entered into that certain Second Amended and Restated Loan Agreement dated December 22, 1997 (as modified, amended, renewed, extended, and/or restated from time to time, the "CREDIT AGREEMENT").

         B. Pursuant to that certain Convertible Promissory Note dated as of June 30, 1999, executed by Borrower and payable to the order of Secured Party in the original principal amount of $8,000,000.00, (together with all modifications, amendments, renewals, extensions, and restatements, if any, from time to time thereafter thereto, the "EXCO NOTE"), EXCO has made certain loans to Borrower.

         C. As a condition precedent to the making of advances and other extensions of credit under the EXCO Note, Borrower has executed that certain Pledge Agreement dated of even date herewith (together with all modifications, amendments, renewals, extensions, and restatements, if any, from time to time thereafter thereto, the "EXCO PLEDGE AGREEMENT ") covering, among other collateral, all of membership interests in EXUS Energy, LLC, a Delaware limited liability company (as such limited liability company exists or may hereinafter be restated, amended, or restructured, and any limited liability company, partnership, joint venture, or corporation formed as a result of the restructure, reorganization, or amendment of any of such limited liability company, the "COMPANY") now owned or hereafter acquired by Borrower.

         D. Wells Fargo has consented to the execution, delivery, and performance of the EXCO Note and the EXCO Pledge Agreement.

         E. As a condition precedent to the making of advances and other extensions of credit under the EXCO Note, EXCO has required that Wells Fargo subordinate its liens and security interests, if any, in all or any portion of the Collateral (as defined in the Pledge Agreement) securing the obligations of Borrower under the Credit Agreement and the other loan documents executed in connection therewith (the "WELLS FARGO SECURITY INTERESTS") to the liens and security interests in the Collateral created under the Pledge Agreement (the "EXCO SECURITY INTERESTS").

         NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Wells Fargo and EXCO agree as follows:

         1. SUBORDINATION. Wells Fargo hereby subordinates the Wells Fargo Security Interests to the EXCO Security Interests.

         2. NO AMENDMENT TO COLLATERAL. EXCO agrees that it will not agree to any amendment to the definition of "Collateral" in the EXCO Pledge Agreement without the prior written consent of Wells Fargo.

         3. LIMITED SUBORDINATION BY EXCO. EXCO agrees that the recourse obligations of Borrower under the EXCO Note for (a) any and all damages, costs, and expenses suffered or incurred by EXCO as a result of, in connection with or relating to any representation or warranty made by Borrower to EXCO which



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shall prove to be untrue or inaccurate in any material respects, and (b) the costs, expenses, and fees, including but not limited to, court costs and reasonable attorneys' fees, arising in connection with the collection of the EXCO Note (the "RECOURSE OBLIGATIONS") shall be subordinate and junior in right of payment to the prior payment in full of all obligations of Borrower to Wells Fargo under the Credit Agreement and EXCO agrees that is will not take any action to collect the Recourse Obligations from Borrower until the payment in full of all obligations of Borrower to Wells Fargo under the Credit Agreement; provided that the foregoing subordination shall not prohibit or restrict EXCO from exercising its rights and remedies in the Collateral to enforce payment of the EXCO Note or the Recourse Obligations.

         4. FURTHER ASSURANCES. Wells Fargo, upon the reasonable request of EXCO, shall execute, acknowledge, deliver, and record such further instruments (including UCC-3 Amendments to any Financing Statements) and do such further acts as may be reasonably necessary to evidence the agreements of Wells Fargo contained in this Subordination Agreement.

         5. SUCCESSOR AND ASSIGNS. This Subordination Agreement, and the terms, covenants, and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, personal representatives, successors, and assigns.

         6. GOVERNING LAW. THIS SUBORDINATION AGREEMENT WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS.

         7. MISCELLANEOUS. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) if any part of this Subordination Agreement is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (d) this Subordination Agreement may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

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                   SIGNATURE PAGE TO SUBORDINATION AGREEMENT


                                          EXCO RESOURCES, INC.,
                                          a Texas corporation


                                          By: /s/ T. W. EUBANK
                                             --------------------------------
                                          Name: T. W. Eubank
                                               ------------------------------
                                          Title: President
                                                -----------------------------



                                          WELLS FARGO BANK (TEXAS), N.A.,
                                          a national banking association


                                          By: /s/ ANDREW A. MOY
                                             --------------------------------
                                          Name: Andrew A. Moy
                                               ------------------------------
                                          Title: Vice President
                                                -----------------------------



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